Exhibit 10.4(n)
                                 ---------------

                         AGREEMENT TO PROVIDE INSURANCE

Principal           Loan Date           Maturity       Loan No.       Call
$172,725.73         08-18-1998          11-16-1998     5010001204      CPB
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Collateral          Account             Officer        Initials
   010                                   11M

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or Item.
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Borrower: AMERICAN FIRE RETARDANT CORPORATION               TIN: 72-1261941
          110 BRUSH ROAD
          BROUSSARD, LA 70518

Lender:   ST. MARTIN BANK & TRUST COMPANY                   TIN: 720307850
          Lafayette Office
          2810 Johnston Street
          Lafayette, LA 70503
===============================================================================

INSURANCE REQUIREMENTS. AMERICAN FIRE RETARDANT CORPORATION ("Grantor") understands that insurance coverage is required In connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth In the security documents. The following minimum Insurance coverages must be provided on the following described collateral (the "Collateral"):


Collateral:    Real Estate at 110 BRUSH ROAD, BROUSSARD, LA 70518.
               Type. Fire and extended coverage.
               Amount. Full Insurable value.
               Basis. Replacement value.
               Endorsements.   Standard  mortgagee's  clause  naming  Lender  as
               non-contributory lender loss-payee and further stipulating that coverage will not be cancelled or diminished without a minimum of thirty (30) days' prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.

INSURANCE COMPANY. Grantor may obtain Insurance from any Insurance company Grantor may choose that Is reasonably acceptable to Lender.

FLOOD INSURANCE. Flood Insurance for property given as security for this loan is described as follows:

     Real Estate at 110 BRUSH  ROAD,  BROUSSARD,  LA 7051 S.

     Should the Collateral at any time be deemed to be located In an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area and should Federal Flood Insurance covering the Collateral ever become available, Grantor agrees to obtain and maintain Federal Flood Insurance, for the full unpaid principal balance of the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required, and to maintain such Insurance for the term of the loan.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to purchase and maintain any required flood Insurance within 45 days following notice given by Lender. Additionally, Grantor agrees to deliver to Lender, tan (10) days from the date of this Agreement, evidence that Grantor has purchased the insurance required under my Mortgage or other security agreement, naming Lender as non-contributory loss payee beneficiary, which Insurance coverage must have an effective date of August 18, 1998, or earlier.

CONFLICTING PROVISIONS. To the extent any provisions of this Agreement conflict with provisions of Grantor's Mortgage or other security agreement, the specific provisions of Grantor's Mortgage or other security agreement will prevail.

AUTHORIZATION. For purposes of Insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all Information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.


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
GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 18, 1998.

GRANTOR:

AMERICAN FIRE RETARDANT CORPORATION

/S/ Angela M. Raidl
---------------------------------------------
By: ANGELA M. RAIDL, EXECUTIVE VICE PRESIDENT

                               FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

Date: _________          Phone: (318) 236-8866

AGENT'S NAME: David Daniel
ADDRESS: P.O. Drawer 51187, Lafayette, LA 70505-1187
INSURANCE COMPANY: Hartford Fire Insurance Co.
POLICY NUMBER(S): 43UECLE6487
EFFECTIVE DATES:
COMMENTS:

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